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              AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made and entered into as of the 16th day of August, 1996, between NationsBank, N.A. (South) (hereinafter referred to as "Lender"), and International Design Group, Inc., Eagle Premium Finance, Inc. and Finco Financial Corporation (hereinafter collectively referred to as "Borrowers").


                        W I T N E S S E T H :
                        - - - - - - - - - -

     WHEREAS, Lender and Borrowers are party to the Loan and Security Agreement dated as of February 23, 1996 (the "Agreement"); and

     WHEREAS, Lender and Borrowers desire to amend the Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

 1.All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Agreement.

2. The Agreement is amended by as follows:

    (a) Delete the definition of "Permitted Investments" contained in Section 1.1 and replace it with the following:

               "Permitted Investments"  means:  (a)  Investments  of  any
            Borrower in: (I) negotiable certificates of deposit, time deposits and banker's acceptances issued by the Lender or any Affiliate of the Lender or by any United States bank or trust company having capital, surplus and undivided profits in excess of $250,000,000, (ii) any direct obligation of the United States of America or any agency or instrumentality thereof which has a remaining maturity at the time of purchase of not more than one year and repurchase agreements relating to the same, (iii) sales on credit in the ordinary course of business on terms customary in the industry, and (iv) notes, accepted in the ordinary course of business, evidencing overdue accounts receivable arising in the ordinary course of business, (b) Investments of IDG in money market accounts, stocks, stock options, and other readily marketable investments, in each case acceptable to the Lender, in an amount not to exceed $250,000, provided such securities are maintained in the Investment Account and are subject to the Lender's perfected first priority security interest pursuant to the Assignment of Investment Account, (c) loans and advances from IDG to the Guarantor in an aggregate principal amount not to exceed $750,000, to enable the Guarantor to make corresponding loans and advances to insurance agents in an aggregate principal amount not to exceed $500,000 and to finance consumer finance agreements in an aggregate amount not to exceed $250,000, (d) the financing and/or factoring of up to $250,000 of premium finance agreements under which premium finance companies acceptable to the Lender finance the payments of automobile insurance premiums on terms acceptable to the Lender, (e) loans and advances between the Borrowers and their Affiliates existing as of the Effective Date, (f) loans and advances between the Borrowers and their Affiliates after the Effective Date in an aggregate amount outstanding at any time not to exceed $25,000, and (g) advances to QRS Acquisition Inc. for the payment of the Borrowers' payroll in the ordinary course of business.

     (b) Delete the definition of "Revolving Credit Facility" contained in
Section 1.1 and replace it with the following:

                "Revolving Credit Facility" means the facility for the
            Revolving Credit Loans in the principal sum of up to $10,000,000. The Borrowers may, by written notice to the Lender, increase the amount of the Revolving Credit Facility to $11,000,000, provided that (a) no Default or Event of Default then exists, and (b) there shall not have occurred any change which, in the Lender's sole discretion, has had or may have a Materially Adverse Effect as compared to the condition of any Borrower presented by the May 31, 1996 unaudited financial statements of the Borrowers delivered to the Lender pursuant to Section 9.1(b). Such increase shall be effective upon the fifth Business Day following the Lender's receipt of the Borrowers' written request, provided the Borrowers shall pay the Lender a $3,500 closing fee as consideration for the costs associated with structuring, processing, approving and closing such increase.

      (c) Delete Section 10.1(a) and replace it with the following:

      (a) Maximum Liabilities to Tangible Net Worth. Permit the ratio of the Borrowers' total Liabilities (minus Subordinated Indebtedness) to their Tangible Net Worth (plus Subordinated Indebtedness), all measured on a consolidated basis at any time:

           (i) from the Effective Date to and including February 28, 1997, to be greater than 4.0 to 1;

          (ii) from March 1, 1997 to and including February 28, 1998, to be greater than 3.75 to 1; and

          (iii)thereafter, to be greater than 3.50 to 1.

     (d) Delete Section 10.14 and replace it with the following:

    Section 10.14 Minimum Availability. Permit Availability to be less than $400,000 for any 10 consecutive Business Day period.

3. The Borrowers shall pay the Lender a closing fee of $4,500 on the date hereof in consideration for the Lender approving and closing the accommodations set forth herein. Such fee shall be fully earned by the Lender when due and payable and shall not be subject to refund or rebate. Such fee is for compensation for services and is not, and shall not be deemed to be, interest or a charge for the use of money. The Borrowers authorize the Lender to charge their loan account under the Revolving Credit Facility for the amount of such fee.

     4. The Borrowers hereby restate, ratify, and reaffirm each and every term, condition, representation and warranty heretofore made by them under or in connection with the execution and delivery of the Agreement as amended hereby, and the other loan documents executed and/or delivered in connection therewith (the "Loan Documents"), as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Amendment and the Loan Documents.

     5. Except as expressly set forth herein, the Agreement shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers to the Lender.

     6. The Borrowers agree to pay on demand all costs and expenses of the Lender in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents and any other transactions contemplated hereby, including, without limitation, the fees and out-of-pocket expenses of legal counsel to the Lender.

     7. To induce the Lender to enter into this Amendment, the Borrowers hereby (I) represent and warrant that, as of the date hereof, and after giving effect to the terms hereof, there exists no Default or Event of Default under the Agreement, and (ii) acknowledge and agree that no right of offset, defense, counterclaim, claim or objection in favor of the Borrowers against the Lender exists arising out of or with respect to any of the Secured Obligations.

     8. The Borrowers agree to take such further action as the Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Agreement.

     9. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     10. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

     11. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia.

     IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment to be duly executed under seal, all as of the date first above written.

                              BORROWERS:

                              INTERNATIONAL DESIGN GROUP, INC.
[CORPORATE SEAL]

Attest:                       By:/s/ Robert L. Gardner

                                 Name:  Robert L. Gardner
By:/s/ David Raymond             Title: Chairman of the Board
Name:  David Raymond
Title: President

                              EAGLE PREMIUM FINANCE, INC.
[CORPORATE SEAL]

Attest:                       By:/s/ Robert L. Gardner

                                 Name:  Robert L. Gardner
By:/s/ David Raymond             Title: Chairman of the Board
Name:  David Raymond
Title: President

                              FINCO FINANCIAL CORPORATION
[CORPORATE SEAL]

Attest:                       By:/s/ Robert L. Gardner

                                 Name:  Robert L. Gardner
By:/s/ David Raymond             Title: Chairman of the Board
Name:  David Raymond
Title: President

                              LENDER:

                              NATIONSBANK, N.A. (SOUTH)


                              By:/s/ Stuart A. Hall
                               Name: Stuart A. Hall
                               Title:Vice President

                   AFFIDAVIT REGARDING DELIVERY
(attach to note or other written
obligation to pay money)



     I, Stuart A. Hall hereby certify that I am a Vice President of NationsBank, N.A. (South) and that the foregoing note or other written obligation to pay money was delivered to me as a representative of NationsBank, N.A. (South) in the State of Georgia, County of Fulton.


                              /s/ Stuart A. Hall
                              Signature of Officer or Agent of Lender

     The undersigned acknowledge receipt of a copy of the foregoing Amendment and consent to the terms thereof:




                              ------------------------------ (L.S.)
                              David Raymond


                              /s/ Robert Gardner (L.S.)
                              Robert Gardner


                              Federal Funding Corporation


                              By:/s/ Robert Gardner
                                 ------------------------------
                                 Chairman of the Board